UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

DAVIDsTEA Inc.

(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404
(Commission File Number)

5430 Ferrier, Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 13, 2017, DAVIDsTEA Inc. (the “Company”), a corporation incorporated under the Canada Business Corporation Act (the “Act”), made available to its shareholders, in compliance with the Act, a proxy statement in respect of its annual and special shareholders’ meeting.  A copy of the Company’s proxy statement is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Notice of Annual Meeting of Shareholders and Canadian Management Information Circular of DAVIDsTEA Inc., dated April 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA Inc.

	By:	/s/ Luis Borgen
Name: Luis Borgen
Title: Chief Financial Officer

Date: April 24, 2017